                                                                   EXHIBIT 10.35

                                                                  EXECUTION COPY

                                  ASSIGNMENT OF
                 LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

                                       TO

                              EMPIRE RESORTS, INC.

            The  undersigned,  pursuant to that  certain  Amended  and  Restated
Securities  Contribution Agreement dated as of December 12, 2003, by and between
Empire Resorts,  Inc.,  Alpha  Monticello,  Inc.,  Catskill  Development,  L.L.C
("CATSKILL"),  Americas Tower  Partners,  Monticello  Realty  L.L.C.,  Watertone
Holdings,  LP, New York Gaming, LLC, Fox-Hollow Lane, LLC, Shamrock  Strategies,
Inc., Clifford A. Ehrlich,  BKB, LLC, Robert A. Berman,  Philip B. Berman, Scott
A.  Kaniewski,   Kaniewski  Family  Limited   Partnership  and  KFP  Trust  (the
"SECURITIES CONTRIBUTION AGREEMENT"), effective as of the Closing (as defined in the Securities Contribution  Agreement),  hereby (i) assign, transfer and convey all of their right,  title and interest in all of their  membership  interest in
Monticello Casino Management,  LLC and Mohawk Management, LLC to Empire Resorts,
Inc.  in the  percentages  set forth in  Schedule  A attached  hereto,  and (ii)
consent  to the  admission  of  Empire  Resorts,  Inc.  as a  member  of each of
Monticello Casino Management,  LLC and Mohawk Management, LLC in accordance with the terms of the Monticello Casino Management, LLC Operating Agreement, dated as of July 10, 2000 and the Mohawk Management, LLC Operating Agreement, dated as of
January 1, 1999, respectively.

            IT WITNESS WHEREOF,  the undersigned has executed this Assignment to be effective as of January 12, 2004.

                            [SIGNATURE PAGE FOLLOWS]

            IT WITNESS WHEREOF,  the undersigned has executed this Assignment to be effective as of January _, 2004.

                                         AMERICAS TOWER PARTNERS

                                         By: /s/ Joseph E. Bernstein
                                             ---------------------------
                                         Name:  Joseph E. Bernstein
                                         Title: Managing Director

                                         MONTICELLO REALTY L.L.C.

                                         By:  MANHATTAN DEVELOPMENT
                                              CORPORATION, its Manager

                                         By: /s/ Maurice Dabbah
                                             ----------------------
                                             Name:  Maurice Dabbah
                                             Title: President

                                         WATERTONE HOLDINGS, LP

                                         By:  BKB, LLC, its general partner

                                         By: /s/ Scott A. Kaniewski
                                             --------------------------
                                             Name:  Scott A. Kaniewski
                                             Title: Member

                                         FOX-HOLLOW LANE, LLC

                                         By: /s/ Charles Degliomini
                                             --------------------------
                                             Name:  Charles Degliomini
                                             Title: Managing Member

                                         SHAMROCK STRATEGIES, INC.

                                         By: /s/ Christopher T. Cushing
                                             ------------------------------
                                             Name:  Christopher T. Cushing
                                             Title: Authorized Representative

               CATSKILL MEMBERS ASSIGNMENT OF MM AND MCM TO EMPIRE

                                         CLIFFORD A. EHRLICH

                                         /s/ Clifford A. Ehrlich
                                         -----------------------------------
                                         CLIFFORD A. EHRLICH

               CATSKILL MEMBERS ASSIGNMENT OF MM AND MCM TO EMPIRE

                                   SCHEDULE A

                 Limited Liability Company Membership Interests

Assignor                     Assigned Percentage Interest in       Assigned Percentage Interest in
                             Monticello Casino Management, LLC     Mohawk Management, LLC

Americas Tower Partners                  38.694%                          38.694%

Monticello Realty L.L.C.                 38.694%                          38.694%

Watertone Holdings, LP                   17.776%                          17.776%

Fox-Hollow Lane, LLC                      1.935%                           1.935%

Shamrock Strategies, Inc                  0.241%                           0.241%

Clifford A. Ehrlich                       2.660%                           2.660%